                                                               EXHIBIT 10.9.12


DATED      18th  August                                                   1994
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(1)      SIMON-HORIZON LIMITED



(2)      ROYAL BANK OF SCOTLAND
         (INDUSTRIAL LEASING) LIMITED



(3)      HORIZON EXPLORATION LIMITED


         and


(4)      SIMON ENGINEERING PLC



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                            QUADRIPARTITE AGREEMENT
                        in respect of the chartering of
                         M.V. "Simon Labrador" and the
                           leasing and sub-leasing of
                           certain seismic equipment

--------------------------------------------------------------------------------

                                       1.

THIS AGREEMENT is made the 18th day of August 1994 BETWEEN:

1. SIMON-HORIZON LIMITED registered number 467924 whose registered office is at Horizon House, Azalea Drive, Swanley, Kent BR8 8JR ("Simon");

2. ROYAL BANK OF SCOTLAND (INDUSTRIAL LEASING) LIMITED whose registered office is at 42 St. Andrew Square, Edinburgh EH2 2YE, Scotland (the "Owner");

3. HORIZON EXPLORATION LIMITED whose registered office is at 6 Pembroke Road, Sevenoaks, Kent TN13 1XR ("HEL"); and

4. SIMON ENGINEERING PLC whose registered office is at Simon House, Bird Hall Lane, Stockport, Cheshire SK3 ORJ (the "Guarantor").

WHEREAS:

(A) The Owner is the sole owner of all the shares in the seismic survey vessel M.V. "Simon Labrador" (ex "Seaway Labrador") which is registered in the name of the Owner under the Bahamian flag at the port of Nassau Commonwealth of the Bahamas with official number 715224 (the "Vessel") subject to and with the benefit of a charterparty by way of demise dated 20th December 1990 (together with an addendum thereto dated 31st March 1992 called the "Head Charter") made between
         (1) the Owner and (2) Simon under which the Owner has chartered the Vessel to Simon for a primary period expiring on 1st April 2001 on the terms and conditions therein contained.

(B) By a master lease dated 31st March 1992 (the "Head Master Lease") made between (1) the Owner and (2) Simon and lease contracts bearing numbers RS920/0017 and RS920/0022 also dated 31st March 1992 (the "Head Leasing Contracts") made between (1) the Owner and (2) Simon, the Owner leased to Simon certain assets and equipment the subject of the Head Leasing Contracts (the "Goods") for use on board the Vessel on the terms and conditions therein contained.

(C) Simon has requested the consent of the Owner pursuant to clause 12 of the Head Charter to the sub-chartering of the Vessel to HEL and pursuant to clause 8.01 of the Head Master Lease to the sub-leasing of the Goods. HEL has also requested that it be appointed agent for the sale of the Vessel and the Goods in the place of Simon which the Owner and Simon have agreed to upon the terms hereof.

NOW IT IS HEREBY AGREED as follows:

1.       Definitions

1.1 Words and expressions used herein shall have the same meanings as in the Head Charter unless defined herein to the contrary or the context otherwise requires. In addition the following expressions shall have the following meanings:

         "Cure Period"            means, in respect of a Potential Termination
                                  Event, any period of grace given by the Owner to HEL in a Default Notice for the remedy of such Potential Termination Event which period shall be not less than the relevant period of grace allowed by clause 24.2 of the Head
                                  Charter and clause 14.02 of the Head Master
                                  Lease for its remedy before the Default
                                  constitutes a Termination Event, and in
                                  respect of an Immediate Termination Event means five (5) Banking Days (except in the case of a Default in compliance with any obligation to insure in which event the Cure
                                  Period shall be one (1) Banking Day)

                                       2.

         "Default"                means an event or circumstance which
                                  constitutes or which with the giving of
                                  notice or the passage of time would
                                  constitute a Termination Event

         "Default Notice"         means a notice from the Owner to Simon and
                                  HEL referred to in clause 4.1 hereof and in the form or substantially in the form of Appendix 1 hereto

         "Financial               means any of the events or Termination Event"
                                  circumstances described in sub-clauses (g),
                                  (h), (i), (j), (k), (l), (m) and (n) of
                                  clause 24 of the Head Charter and sub-clauses
                                  (iii), (iv), (v), (vi) and (vii) of clause
                                  14.02 of the Head Master Lease

         "Head Lease Documents"   means the Head Charter, the Head Master Lease
                                  and the Head Leasing Contracts as amended hereby and as the same may be further amended from time to time

         "HEL Guarantee"          means a joint and several guarantee and
                                  indemnity to be given by the HEL Guarantors in favour of the Owner of the obligations of HEL to the Owner pursuant to the Substituted
                                  Leases in form and substance satisfactory to the Owner

         "HEL Guarantors"         means Horizon Seismic Inc., and Exploration
                                  Holdings Limited

         "HEL Termination Event"  means any of the events or circumstances more particularly described in clause 24 of the Sub-Demise Charter or clause 14 of the Sub-Master Lease

         "Immediate               means an event or circumstance (other than a
                                  Financial Termination Event" Termination
                                  Event) which may be relied upon by the Owner immediately upon its occurrence as constituting a Termination Event

         "Potential               means an event or circumstance which upon the
                                  expiry of Termination Event" any stated
                                  period of grace would constitute a
                                  Termination Event

         "Security Assignment"    means a security assignment of even date
                                  herewith by Simon in favour of the Owner under the terms of which Simon has assigned its right, title and interest in and to the Sub-Lease Documents and insurances relating to the Ship and the Goods

         "Simon Guarantees"       means the guarantee dated 20th December 1990
                                  given by the Guarantor in favour of the Owner of Simon's obligations (inter alia) under the Head Charter and the guarantee dated 31st
                                  March 1992 given by the Guarantor in favour of the Owner of Simon's obligations under the Head Master Lease and the Head Leasing
                                  Contracts;

         "Sub-Demise Charter"     means a sub-charter of the Ship by way of
                                  demise between Simon and HEL dated 15th July
                                  1994

         "Sub-Lease Documents"    means the Sub-Demise Charter, the Sub-Master
                                  Lease and the Sub-Leasing Contracts

         "Sub-Leasing Contracts"  means sub-leases of the Goods between Simon and HEL dated 15th July 1994 pursuant to the Sub-Master Lease

                                       3.


         "Sub-Master Lease"                means a master lease of the Goods
                                           between Simon and HEL dated 15th
                                           July 1994

         "Substitute Leases"               means a demise charter of the Ship
                                           and a lease of the Goods by the
                                           Owner to HEL pursuant to clause 4.3
                                           hereof;

         "Termination Event"               means any of the events or
                                           circumstances described in clause 24
                                           of the Head Charter or clause 14 of
                                           the Head Master Lease

         "Termination Sum"                 means at any relevant time the
                                           amount calculated in accordance with
                                           schedule 4 of the Head Charter (as
                                           the same may have been or may be
                                           substituted or amended from time to
                                           time) in respect of the Ship and the
                                           amount calculated in accordance with
                                           clause 14.03 of the Head Master
                                           Lease in respect of the Goods save
                                           that in clause 6 hereof all
                                           references to the Termination Sum
                                           shall have the same meaning as in
                                           the Head Charter.

2.       Consent of Owner

         The Owner hereby consents to the sub-demise chartering of the Ship by Simon to HEL and the sub-leasing of the Goods by Simon to HEL in accordance with the terms of the Sub-Lease Documents, such consent being conditional upon receipt by the Owner of:

         (i) the Security Assignment duly executed by Simon and all notices consents and acknowledgements relating thereto;

         (ii) the execution of this Agreement by Simon, HEL and the Guarantor;

         (iii) resolutions of the board of directors of Simon HEL and the Guarantor approving the execution of this Agreement and of Simon approving the execution of the Security Assignment;

         (iv) evidence that all consents that may be required by Simon pursuant to any other agreement to which Simon is a party have been obtained; and

         (v) reimbursement for all costs (including legal costs) and any value added tax payable thereon incurred by the Owner in connection with the granting of such consent and the preparation and negotiation of all documents relating thereto on a full and unqualified indemnity basis.

3.       Subordination

         HEL hereby acknowledges and agrees that its rights under the Sub-Lease Documents are in all respects subordinate to the Head Lease Documents and the rights of the Owner thereunder and that the exercise by the Owner of any of its rights under any of the Head Lease Documents shall not in any way be prejudiced or limited by any rights of HEL under the Sub-Lease Documents.

4.       Right to cure and substitute charterparty

4.1 If either an Immediate Termination Event or a Potential Termination Event occurs under any of the Head Lease Documents, the Owner shall give written notice thereof to both Simon and HEL in the form of Appendix 1 hereto (a "Default Notice").

4.2      If either:

                                       4.


         (a) an Immediate Termination Event or a Potential Termination Event has not been cured within the Cure Period prescribed in the Default Notice issued pursuant to clause 4.1; or

         (b)     a Financial Termination Event occurs,

         the Owner may issue to Simon, with a copy to HEL, a notice in the form of Appendix 2 hereto (a "Termination Notice") accepting such Default as a repudiation of the Head Lease Documents pursuant to clause 25.1 of the Head Charter and clause 14.03(a) of the Head Master Lease.
         Upon the receipt by Simon of a Termination Notice the following shall occur:

         (i) Simon's right to possess and operate the Ship and to possess the Goods shall terminate and Simon shall pay the Termination Sum to the Owner; and

         (ii) HEL's right to possess and operate the Ship and to possess the Goods under the Sub-Lease Documents shall terminate but without prejudice to any rights and liabilities of the parties thereto accrued thereunder, and the Termination Sum shall be paid by Simon or the Guarantor to the Owner within three (3) Banking Days of the date of the Termination Notice.

4.3 If any Termination Sum payable by Simon under the Head Lease Documents is received by the Owner from Simon or the Guarantor within the time specified in clause 4.2 hereof the rights of the Owner and Simon shall be as stated in the Head Lease Documents subject only to clause 5 hereof and HEL shall have no right to a charter of the Ship or a lease of the Goods.

4.4 If the Termination Sum is not received by the Owner within the time specified in clause 4.2 the Owner shall notify HEL. HEL may, within two (2) Banking Days of notification from the Owner that the Termination Sum has not been received, notify the Owner by a notice in the form of Appendix 3 hereto (an "Option Notice") that it wishes to enter into a new charter of the Ship and a new lease of the Goods from the Owner ("Substitute Leases") upon the same terms mutatis mutandis as the Head Lease Documents and for the period remaining under the Head Lease Documents. If no Option Notice is received by the Owner within such period the provisions of clause 25.2 of the Head Charter and clause 14.03(c) of the Head Master Lease shall apply and no sales agency shall arise pursuant to clause 5 hereof or any other document.

4.5 Upon receipt of an Option Notice and provided no HEL Termination Event shall have occurred the Owner and HEL shall enter into Substitute Leases within not more than ten (10) Banking Days of the date of the Option Notice provided that the following conditions have been complied with to the Owner's satisfaction (which conditions may, if the Owner so agrees, be conditions subsequent to the Substitute Leases):

         (a) the HEL Guarantee shall have been executed by the HEL Guarantors and delivered to the Owner;

         (b) HEL shall have remedied all outstanding Defaults pursuant to the Head Lease Documents (other than Financial Termination Events) and paid or discharged all liabilities owing to the Owner thereunder (other than any liability to pay any Termination Sum thereunder) and any liabilities arising in respect of the period between the date of the Termination Notice and the date of the Substitute Leases had a Termination Notice not been issued; and

         (c) the Owner shall have received all corporate resolutions, legal opinions and other confirmations that it may require of HEL or otherwise in connection with the Substitute Leases,

         and all costs and expenses including legal costs incurred by the Owner in connection with the Substitute Leases and the security therefore will be for the account of HEL who shall indemnify the Owner in respect

                                       5.

         thereof upon the Owner's first written demand.

4.6 If HEL shall not enter into Substitute Leases on the terms specified in clause 4.4 or shall fail to satisfy any of the conditions specified in sub-clauses 4.5(a), 4.5(b) or 4.5(c) above within such period of ten (10) Banking Days of the date of the Option Notice (or such longer period as the Owner may have agreed in its sole discretion) then the terms of clauses 4.4 and 4.5 shall cease to apply or be of any further effect. In such circumstances the terms of sub-clauses (i) and (ii) of clause 4.2 above shall continue to apply and the Owner shall be entitled to enforce its rights under the Head Lease Documents (on the basis that a Termination Event has occurred and has been accepted as a repudiation of the Head Lease Documents by the Owner) without further reference to or obligation on HEL but without prejudice to the rights and obligations of Simon and HEL as between themselves pursuant to the Sub-Lease Documents.

4.7 It is expressly agreed between the parties hereto that nothing contained in this clause shall prejudice any of the rights of the Owner against Simon under the Head Lease Documents and against the Guarantor pursuant to the Simon Guarantees and shall not discharge Simon or the Guarantor from any liability arising pursuant thereto or affect the right of the Owner to make any claim against Simon or the Guarantor pursuant thereto.

4.8 In the event that a Termination Sum is received by the Owner from Simon or the Guarantor after the Substitute Leases have been entered into, HEL's right to possession of the Ship and the Goods pursuant to the Substitute Leases shall cease and the provisions of clause 5.1 hereof shall apply.

5.       Appointment of HEL as agent for sale of the Ship and the Goods

5.1 In the event that Simon's right to possession of the Ship and the Goods terminates either:

         (i) by effluxion of time pursuant to clause 3.2 of the Head Charter or clause 4(a) of the Head Lease Contracts;

         (ii) by a voluntary termination by Simon pursuant to clause 3.3 of the Head Charter or clause 3.03 of the Head Master Lease; or

         (iii) by the occurrence of a Termination Event pursuant to clause 24 of the Head Charter or clause 14 of the Head Master Lease,

         and the Owner has received all sums payable pursuant to the Head Lease Documents as a consequence thereof including any Termination Sum, the Ship and/or the Goods shall be sold by the Owner in accordance with the terms of the Head Lease Documents. For the purpose of any such sale and provided that no HEL Termination Event has occurred the Owner hereby appoints HEL as its agent (in substitution for Simon) on the following terms:

         (a) HEL will endeavor to arrange the sale of the Ship and the Goods for a cash consideration on the best terms (including price) reasonably obtainable on the open market provided that neither the Ship nor the Goods shall be sold to:

                 (i) Simon or any person or persons connected with Simon (as the term "connected persons" is used in section 839 ICTA) or any person acting in trust for, as nominee of, as agent or otherwise as representative of or on behalf of Simon; or

                 (ii) HEL or any person connected with HEL or any person acting in trust for, as nominee of, as agent or otherwise as representative of HEL unless the Owner has received prior written confirmation from the Inland Revenue that any such right to purchase the Ship or

                                       6.

                          the Goods would not preclude writing down allowances being made to the Owner under section 24 Capital Allowances Act 1994. Any such sale shall be on arms length terms;

         (b) HEL's authority will not extend to concluding a contract for the sale of the Ship or the Goods for which the Owner's specific written authority will be required;

         (c) the Ship and the Goods shall be offered for sale and for delivery on, or as soon as practicable after, such termination or expiry of the Charter Period or the Lease Period as the case may be and any contract for their sale shall include terms to the following effect:

                 (i) that all conditions, representations or warranties, expressed or implied by statute or otherwise, whether as to the state or quality of the Ship or the Goods or as to description, fitness for purpose, merchantable quality or otherwise, are, so far as is permitted by law, expressly excluded as between the Owner and the buyer save in respect of the warranty that the Owner shall be passing such title to the Ship and the Goods as the Owner received from Simon free from any Encumbrances created by the Owner; and

                 (ii) that the sale is conditional upon the Owner first recovering possession of the Ship and/or the Goods;

                 Provided always that nothing in this clause 5.2 shall prevent HEL including any other representations and warranties to be given directly by HEL to a buyer in connection with such sale.

5.2 On a sale of the Ship and/or the Goods HEL shall procure that the sale proceeds are paid directly to the Owner. If the Owner shall have received the sale proceeds, the Net Sale Proceeds shall be applied by the Owner in accordance with the terms of the Head Charter as amended by clause 6 hereof but subject to clause 5.3 hereof.

5.3 Provided that no HEL Termination Event has occurred Simon directs the Owner that all rebates of Charterhire payable to Simon pursuant to clauses 3.5, 21.5 and 25.2 of the Head Charter as amended by clause 6 hereof (other than in respect of refunds of the Termination Sum or such part thereof as may have been received by the Owner) shall be paid to HEL it being Agreed between the Owner and Simon that any payment made by the Owner to HEL pursuant to this clause shall be in satisfaction of the Owner's obligations to Simon under clauses 3.5,
         21.5 and 25.2 of the Head Charter as amended by clause 6 hereof. All rebates of charterhire in respect of refunds of the Termination Sum or part thereof shall be paid to Simon or the Guarantor as the case may be depending upon which of them made payment of the same to the Owner.

5.4      The appointment of HEL as agent shall determine upon the earlier of
         (i) the breach by HEL of any of its obligations under this clause 5 and notice hereof to HEL from the Owner (ii) the occurrence of an HEL Termination Event or (iii) the date falling 6 months from the termination or expiry of the Charter Period and the Lease Period (the "Agency Termination Date").

5.5 If the Ship has not been sold by the Agency Termination Date it shall be redelivered to the Owner free from all Encumbrances (other than Permitted Encumbrances) at a safe port as may be mutually agreed or, in the absence of such agreement, at such safe port in the United Kingdom as the Owner may require. HEL shall at its expense before such redelivery make all such repairs and do all such work as may be necessary so that the Ship at the date of redelivery shall have installed the machinery and other equipment installed on the Ship after redelivery from the yard pursuant to the MWB Conversion Contract or replacements for the same in accordance with the terms of the Head Charter, shall maintain the classification unexpired and shall be in as good structure state and condition as at delivery of the Ship by the Owner to HEL under the Head Charter, fair, wear and tear and changes and alterations properly made as permitted under the Head Charter

                                       7.

         excepted.

5.6 If the Goods have not been sold by the Agency Termination Date then the Owner will direct HEL to deliver the Goods to a place specified by the Owner with all removal, transport, necessary insurance and storage costs being payable by HEL. HEL will ensure that the Goods when so delivered shall be complete and in reasonable working condition (fair wear and tear excepted). If the Owner has to bear any expenses in carrying out the removal and storage of the Goods or remedying any defect in them then the Owner shall be entitled to interest at the Interest Rate from the time the Owner incurs such expenses until the same are reimbursed to the Owner by HEL.

5.7 HEL agrees to indemnify and keep indemnified the Owner against any liability, claim, demand, proceeding or expense which may result from any claim (whether justified or not) being made against the Owner in respect of or concerning the Ship or the Goods by a purchaser of the Ship or the Goods or any third party following any sale by HEL as agent.

5.8 If the Owner and HEL enter into Substitute Leases in accordance with the terms of clause 4.5 above then HEL shall be the agent of the Owner for the purpose of effecting a sale of the Ship and the Goods in the circumstances and on the conditions more particularly specified in the Substitute Leases.

6.       Application of monies

6.1 Clause 3.5 of the Head Charter shall be deleted and the following shall be inserted in its place:

         "Upon the termination of the Charter Period and the sale of the Ship in accordance with the foregoing provisions of this clause 3 the Net Sale Proceeds shall be applied by the Owner (subject to clause 10.4) as follows:

         (a) The proportion of the Net Sale Proceeds attributable to the Goods shall be calculated and paid to the Owner for application in accordance with the terms of the Master Lease: and the balance shall be applied;

         (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under the Charterparty or any other Relevant Documents other than the Goods Contracts (including any interest due in respect thereof);

         (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in clause 3.5(a);

         (d) Thirdly, if the Owner shall on or before the date of application of the Net Sale Proceeds by the Owner have received the Termination Sum, or a part thereof, in accordance with clauses 3.3 or 3.4, in or towards refunding by way of rebate of charterhire to the Charterer an amount equal to the Termination Sum or such part thereof (provided that the balance of the Net Sale Proceeds is sufficient);

         (e) Fourthly an amount equal to two per cent (2%) of the Net Sale Proceeds (prior to the deductions Firstly through Thirdly above) shall be retained by the Owner and any balance of the Net Sale Proceeds remaining shall be paid to the Charterer by way of rebate of charterhire and/or payment of sales commission.

6.2 Clause 21.5 of the Head Charter shall be deleted and the following inserted in its place:

         "All moneys received by the Owner as loss payee under the insurances from insurers or others in respect

                                       8.

         of a Total Loss shall be applied by the Owner (subject to clause 10.4) as Follows:

         (a) the proportion attributable to the Goods shall be paid to the Owner for application in accordance with the terms of the Master Lease: and the balance shall be applied;

         (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under the Charterparty or any of the other Relevant Documents other than the Goods Contracts;

         (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in clause 21.5(a);

         (d) Thirdly, if the Owner shall on or before the date of application of such moneys have received the Termination Sum, or a part thereof, in accordance with clause 21.2(a), in or towards refunding by way of rebate of hire or otherwise as appropriate to the Charterer an amount equal to the Termination Sum or such part thereof (provided that the balance of the monies received by the Owner as loss payee is sufficient);

         (e) Fourthly, an amount equal to two percent (2%) of the monies received by the Owner as loss payee (prior to the deductions Firstly through Thirdly above) shall be retained by the Owner and any balance of the monies received by the Owner as loss payee remaining shall be paid to the Charterer by way of rebate of charterhire.

6.3 Clause 25.2 of the Head Charter shall be deleted and the following inserted in its place:

         "Without prejudice to the obligation of the Charterer to make the payments referred to in clause 25.1 upon any such termination as is referred to in clause 25.1 and provided that the Owner shall not be prevented from so doing for any reason whatsoever, the Owner shall endeavor to sell the Ship as soon as practicable. The Net Sale Proceeds shall be applied by the Owner subject to clause 10.4 as follows:

         (a) The proportion of the Net Sale Proceeds attributable to the Goods shall be calculated and paid to the Owner for application in accordance with the terms of the Master Lease: and the balance shall be applied;

         (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under this Charterparty or any of the other Relevant Documents other than the Goods Contracts (including any interest due in respect thereof);

         (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in clause 25.2(a);

         (d) Thirdly, if the Owner shall on or before the date of application of the Net Sale Proceeds by the Owner have received the Termination Sum, or a part thereof, in accordance with clauses 25.1, in or towards refunding by way of rebate of charterhire or otherwise as appropriate to the Charterer an amount equal to the Termination Sum or such part thereof so received by the Owner (provided that the balance of the Net Sale Proceeds is sufficient);

         (e) Fourthly, an amount equal to two per cent (2%) of the Net Sale Proceeds (prior to the deductions Firstly through Thirdly above) shall be retained by the Owner and any balance of the Net Sale Proceeds remaining shall be paid to the Charterer by way of rebate of charterhire and/or payment of sales commission.

7.       Clause paramount

                                       9.


         In the event that there is any conflict between anything contained in this Agreement and the terms of the Head Lease Documents the terms of this Agreement shall prevail.

8.       Non-derogation of rights

         Nothing contained in this Agreement or in any of the Sub-Charter Documents shall detract from or reduce or limit in any way from Simon's obligations and liabilities to the Owner pursuant to the Head Lease Documentation and the Simon Guarantees shall continue in full force and effect.

9.       Governing Law

         This agreement shall be governed by and construed in accordance with English law.

                                      10.

                                   APPENDIX 1

         [Royal Bank of Scotland (Industrial Leasing) Limited letterheading]

To:      Simon-Horizon Limited
         Horizon House
         Azalea Drive
         Swanley
         Kent BR8 8JR

and to:

         Horizon Exploration Limited
         6 Pembroke Road
         Sevenoaks
         Kent TN13 1XR

                                                                Date:

Dear Sirs

CHARTER OF M.V. "SIMON LABRADOR" DATED 20TH DECEMBER 1990 BETWEEN (1) ROYAL BANK OF SCOTLAND (INDUSTRIAL LEASING) LIMITED ("RBL") AND (2) SIMON-HORIZON LIMITED ("SIMON") (THE "HEAD CHARTER") LEASE OF CERTAIN SEISMIC EQUIPMENT (THE "GOODS") DATED 31ST MARCH 1992 BETWEEN (1) RBL AND (2) SIMON (THE "HEAD MASTER LEASE") AND LEASE CONTRACTS BEARING NUMBERS RS290/0017 AND RS920/0022 DATED 31ST MARCH 1992 BETWEEN (1) RBL AND (2) SIMON (THE "HEAD LEASING CONTRACTS")
QUADRIPARTITE AGREEMENT DATED [            ] BETWEEN (1) RBL (2) SIMON AND (3)
HORIZON EXPLORATION LIMITED ("HEL") (THE "AGREEMENT")

Words and expressions used herein shall have the same meanings as in the Agreement.

We refer to terms of clause 4.1 of the Agreement and hereby give you notice that [a Potential] [an Immediate] Termination Event has occurred under the Head Charter, namely [specify default] (the "Default").

If such Default is cured by HEL within [specify Cure Period] days of the date hereof we shall not issue Simon with a Termination Notice pursuant to clause
4.2 of the Agreement in respect of such Default but without prejudice to our right to do so in respect of any other default or in respect of such Default should it reoccur or not be cured to our satisfaction.

Yours faithfully


 .................................
For and on behalf of
Royal Bank of Scotland
(Industrial Leasing) Limited

                                      11.

                                   APPENDIX 2

         [Royal Bank of Scotland (Industrial Leasing) Limited letterheading]

To:      Simon-Horizon Limited
         Horizon House
         Azalea Drive
         Swanley
         Kent BR8 8JR

and to:

         Horizon Exploration Limited
         6 Pembroke Road
         Sevenoaks
         Kent TN13 1XR

                                                                Date:

Dear Sirs

CHARTER OF M.V. "SIMON LABRADOR" DATED 20TH DECEMBER 1990 BETWEEN (1) ROYAL BANK OF SCOTLAND (INDUSTRIAL LEASING) LIMITED ("RBL") AND (2) SIMON-HORIZON LIMITED ("SIMON") (THE "HEAD CHARTER") LEASE OF CERTAIN SEISMIC EQUIPMENT (THE "GOODS") DATED 31ST MARCH 1992 BETWEEN (1) RBL AND (2) SIMON (THE "HEAD MASTER LEASE") AND LEASE CONTRACTS BEARING NUMBERS RS290/0017 AND RS920/0022 DATED 31ST MARCH 1992 BETWEEN (1) RBL AND (2) SIMON (THE "HEAD LEASING CONTRACTS")
QUADRIPARTITE AGREEMENT DATED [           ] BETWEEN (1) RBL (2) SIMON AND (3)
HORIZON EXPLORATION LIMITED ("HEL") (THE "AGREEMENT")

Words and expressions used herein shall have the same meanings as in the Agreement.

*        [We refer to the Default Notice dated [           ] and hereby give
you notice that the Default referred to therein has not been remedied to our satisfaction within the Cure Period stated in the said Default Notice].

* [It has come to our attention that a Financial Termination Event has occurred pursuant to the Head Charter namely [specify].].

As a consequence your right to possession of the Ship and the Goods are hereby terminated.

We hereby require that there be paid to the account specified below within 3 Banking Days hereof the sum of [ ] pursuant to clause 25 of the Head Charter
and the sum of [             ] pursuant to clause 14.03 of the Head Master
Lease. We reserve our rights to require payment of any other sums that may be payable to us pursuant to the terms of the Head Lease Documents.

Payment should be made to the following account:

                                      12.


Account name:    Royal Bank of Scotland (Industrial Leasing) Limited
Account number:           12176088
Bank:                     Royal Bank of Scotland PLC
                          45 The Promenade
                          Cheltenham
                          Gloucestershire
                          GL50 1PY

Sort Code:                16-16-13
Ref:                      "Simon Labrador"

Yours faithfully


---------------------------------------------------
For and on behalf of
Royal Bank of Scotland (Industrial Leasing) Limited

*        Delete as appropriate

                                      13.

                                   APPENDIX 3

                  [Horizon Exploration Limited letterheading]

To:      Royal Bank of Scotland (Industrial Leasing) Limited
         45 The Promenade
         Cheltenham
         Gloucestershire
         GL50 1PY

                                    Date:                                     19

Dear Sirs

QUADRIPARTITE AGREEMENT DATED [            ] BETWEEN (1) ROYAL BANK OF SCOTLAND
(INDUSTRIAL LEASING) LIMITED ("RBL") (2) SIMON HORIZON LIMITED ("SIMON") (3) HORIZON EXPLORATION LIMITED ("HEL") AND (4) SIMON ENGINEERING PLC (THE "GUARANTOR") (THE "AGREEMENT")

Words and expressions used herein shall have the same meanings as in the Agreement.

We refer to the Termination Notice dated [             ] and hereby confirm
that we wish to enter into a demise charter of the Ship and a lease of the Goods with you (the "Substitute Leases") on the same terms, mutatis mutandis, as the Head Lease Documents.

In consideration of your entering into Substitute Leases with us we confirm that we shall within 10 Banking Days from the date hereof

(1) deliver to you an executed guarantee of our obligations thereunder from Horizon Seismic Inc and Exploration Holdings Limited together with appropriate board resolutions.

(2) remedy all outstanding Defaults pursuant to the Head Lease Documents other than Financial Termination Events.

(3) pay and discharge all liabilities owing to you under the Head Lease Documents as at the date of the Substitute Leases (other than the liability to pay the Termination Sum) but including any liabilities in respect of the period between the date of the Termination Notice and the commencement of the Substitute Leases for which Simon would have been liable had the Termination Notice not been issued.

(4) deliver to you all corporate resolutions legal opinions and other confirmations that you may require in connection with the Substitute Leases.

and shall indemnify you in respect of all costs and expenses including legal costs incurred by you in connection with the Substitute Leases and the security therefor.

Yours faithfully


---------------------------
For and on behalf of
Horizon Exploration Limited

                                      14.

IN WITNESS whereof the parties have executed this instrument as a deed and have delivered it upon dating it.


Signed as a deed by ROYAL BANK           )
OF SCOTLAND (INDUSTRIAL LEASING)         )
LIMITED acting by             ,          )        /s/ [illegible signature]
a director and                ,          )        Director
a director/its secretary                 )

                                                  /s/ [illegible signature]
                                                  Director




Signed as a deed by SIMON-HORIZON        )
LIMITED acting by John Greener,          )
its duly authorised attorney             )        /s/ John Greener
under a power of attorney dated          )        Simon-Horizon Limited
           August 1994 in the            )        by its duly authorised
presence of:                             )        attorney John Greener


Signature of witness:                             /s/ M.A. Ferrett

Name:                                             M.A. Ferrett

Address:                                          10B Kingswood Road, Shortlands
                                                  Bramley, Kent BR2 ONJ

Occupation:                                       Director

Signed as a deed by SIMON                )
ENGINEERING PLC acting by                )
             , its duly authorised       )        /s/ [illegible signature]
attorney under a power of                )        Simon Engineering Plc
attorney dated         August 1994       )        by its duly authorised
in the presence of:                      )        attorney

Signature of witness: /s/ Richard Carr

Name:  Richard Carr

Address:   46 Sutton Road
         London N10 1HE

Occupation:  Company Secretary

                                      15.
Signed as a deed by HORIZON              )
EXPLORATION LIMITED acting by            )        -----------------------------
              , a director and           )        Director
              , a director/ its          )
secretary                                )
                                                  -----------------------------
                                                  Director/Secretary